SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15 (d) of
                       The Securities Exchange Act of 1934



Date of Report: October 25, 2002 (October 1, 2002)
--------------------------------------------------
(Date of earliest event reported):
                                                  Commission File No.: 000-31975
                                                  ------------------------------




                                   Wnco, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Colorado                                                 48-123826
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(State or other jurisdiction of                   (IRS Identification No.)
incorporation or organization)


           24165 IH 10 West - - Suite 24165, San Antonio, Texas 78257
           ----------------------------------------------------------
                    (Address of principal executive offices)


                                 (210) 697-8550
                            -------------------------
                            (Issuer telephone number)


                           Winco Spin-Off Corporation
                   -------------------------------------------
                   (Former name, if changed since last report)


                      3118 Cummings, Garden City, KS 67846
                 ----------------------------------------------
                 (Former address, if changed since last report)





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Item 1.  Changes in Control of Registrant

Not Applicable

Item 2. Acquisition or Disposition of Assets

Not Applicable

Item 3. Bankruptcy or Receivership

Not Applicable

Item 4. Changes in Registrant's Certifying Accountant

On October 1, 2002, The Company's Certifying Accountant, Allen, Gibbs & Houlik, L.C. notified the Company that they were declining to stand for re-election.

During the past two years there have been no adverse opinions or disclaimers of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant's two most recent fiscal years and any subsequent period preceding the engagement of its former accountant, there have been no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Item 5. Other Events

Not Applicable

Item 6. Resignation of Registrant's Directors

Not Applicable

Item 7. Financial Statements and exhibits

Exhibit 16 - Letter from predecessor accountants

Item 8. Change in Fiscal Year

Not Applicable

Item 9. Regulation FD Disclosure

Not Applicable


                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    October 25, 2002           By: /s/ Gary L. Cain
                                    -------------------------------------
                                    Gary L. Cain, Chief Executive Officer